EXHIBIT 99.1
B26 (Official Form 26) (12/08)

United States Bankruptcy Court
Southern District of New York

In re Motors Liquidation Company, et. al.,	Case No. 09-50026

Debtors	Chapter 11

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND PROFITABILITY
OF ENTITIES IN WHICH THE ESTATE OF MOTORS LIQUIDATION COMPANY
HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of September 30, 2010 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3. The estate of Motors Liquidation Company holds a substantial or controlling interest in the following entities. The other five jointly administered Debtors, who are themselves subsidiaries of Motors Liquidation Company do not hold substantial or controlling interests in any entity.

Name of Entity	Interest of the Estate	Tab #
See Exhibit 1

This periodic report (the “Periodic Report”) contains separate reports (“Entity Reports”) on the value, operations, and profitability of each entity listed above.

Each Entity Report shall consist of three exhibits. Exhibit A contains a valuation estimate for the entity as of a date not more than two years prior to the date of this report. It also contains a description of the valuation method used. Exhibit B contains a balance sheet, a statement of income (loss), a statement of cash flows, and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered by the Entity Report, along with summarized footnotes. Exhibit C contains a description of the entity’s business operations.

Please note the Debtors did not prepare Exhibit A, as it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuations of the non-debtors in which the Debtors hold a direct interest of 20%. However, the net book value of assets for these non-debtors are reflected in Exhibit B on each non-debtor entity’s respective balance sheet.

1

With respect to Exhibit B, the balance sheet and statement of income have been included when available for each non-debtor entity. Statements of cash flows and statements of changes in shareholders’ equity are not prepared for each entity. System and resource constraints preclude the Debtors from preparing these statements at the entity level; therefore, these statements have been excluded from this report.

Please note that with respect to Exhibit C, the business operations descriptive information is contained in Exhibit 1 for each entity.

The financial information in this Form 26 filing is based upon the Debtor’s books and records. The financial information is unaudited and does not purport to show the financial statements of any of the non-debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations, and disclosure items. Although management has made reasonable efforts to ensure that the financial information is accurate and complete based on information that was available to them at the time of the preparation, subsequent information or discovery may result in material changes to the information and inadvertent errors or omissions may exist. Certain information presented in this Form 26 pertains to entities whose financial information is not controlled by the Debtors. Moreover, because the financial information included in this filing is unaudited information that is subject to further review and potential adjustment, there can be no assurance that the information is accurate and complete. Nothing contained in this filing shall constitute a waiver of any rights of the Debtors, specifically including the Debtors’ right to amend the information.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Motors Liquidation Company holds a substantial or controlling interest, and being familiar with the Debtor’s financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date: October 29, 2010

/s/ James Selzer
Signature of Authorized Individual

James Selzer
Name of Authorized Individual

Vice President and Treasurer
Title of Authorized Individual

2

Exhibit 1

1

	Company Name	Category	Owner %	Description	Pg #
1	Alan Reuber MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
2	Albany Auto Group, LLC	Dealership	100.0%	Liquidated dealership	-	[1]
3	Alhambra Pontiac GMC Buick, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
4	Alternative Energy Services LLC	Other	100.0%	Inactive entity created and never used relating to cogeneration facility in New Jersey.	-	[3]
5	Amherst MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
6	Auburn MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
7	Autocity MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
8	Beacon MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
9	Beil Acquisition Corporation	Other	100.0%	Inactive entity created to purchase AC Delco Distributor in New York. Assets were sold a few months after the legal entity was created.	-	[3]
10	Bennett MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
11	Bensonhurst Chevrolet, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
12	Buick GMC of Milford, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
13	Cadillac of Lynbrook, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
14	Carnahan MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
15	Champion MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
16	Cobb Parkway MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
17	Colchester Chevrolet, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
18	Commerce MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
19	Commonwealth On The Lynnway, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
20	Dadeland MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
21	Decatur Buick Pontiac GMC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
22	Douglaston Chevrolet, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
23	DP Compressors L.L.C.	Historical Operating Entity	50.0%	Inactive operating entity created for possible transaction.	-	[3]
24	Elk Grove Buick Pontiac GMC, Inc.	Dealership	68.0%	Liquidated dealership	-	[1]
25	Elk Grove MLST Auto, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]

2

	Company Name	Category	Owner %	Description	Pg #
26	El-Mo Holding I Corporation	Historical Operating Entity	100.0%	Inactive holding company	-	[5]
27	El-Mo Holding II Corporation	Historical Operating Entity	100.0%	Inactive holding company	-	[3]
28	El-Mo Leasing II Corporation	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States and Mexico.		[3]
29	El-Mo Leasing III Corporation	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States.	3
30	El-Mo-Mex, Inc.	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States and Mexico.		[3]
31	Ernie Patti Pontiac GMC, Inc.	Dealership	69.0%	Liquidated dealership	-	[1]
32	Exeter MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
33	Fairway Automotive Group, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
34	Falls MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
35	Family MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
36	Fernandez MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
37	Florence MLC, Inc.	Dealership	77.0%	Liquidated dealership	-	[1]
38	Freehold MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
39	Frontier MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
40	GEM Motors, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
41	GM Facilities Trust No. 1999-1	Other	100.0%	Trust relating to synthetic lease of SPO properties.	-	[3]
42	General Motors Foreign Sales Corporation	Foreign	100.0%	Inactive operating entity	-	[3]
43	General Motors Nova Scotia Finance Company	Foreign	100.0%	Finance company created to issue GBP bonds.		[4]
44	General Motors Trade Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity created to purchase and sell receivables.	-	[3]
45	Gilroy MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
46	Hope Automotive, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
47	Jennings Motors, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
48	John H. Powell, Jr. Chevrolet Oldsmobile, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
49	Joseph Motors, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]

3

	Company Name	Category	Owner %	Description	Pg #
50	Kaufman Automotive Group, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
51	Kings Mountain MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
52	LBK, LLC	Historical Investment Entity	100.0%	Inactive entity created for the UAW VEBA trust. Liability was assumed by New GM as part of the 363 sale.	-	[3]
53	Leo Stec MLST, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
54	Lexington Motors, Inc.	Dealership	72.0%	Liquidated dealership	-	[1]
55	Lou Sobh Saturn of Elmhurst, Inc.	Dealership	82.2%	Inactive dealership in the process of liquidation.	-	[2]
56	Lou Sobh Saturn, Inc.	Dealership	85.2%	Inactive dealership in the process of liquidation.	-	[2]
57	Lowell MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
58	Manual Transmissions of Muncie, LLC	Historical Operating Entity	100.0%	Inactive operating entity relating to New Venture Gear. Owns vacant property.	-	[5]
59	Martino MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
60	MDIP-Norcal, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
61	Merry MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
62	Metro MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
63	Metropolitan Auto Center, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
64	Miami Lakes MLP, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
65	Millington Chevrolet, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
66	Miracle Mile MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
67	MLC Auto Receivables Co.	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[3]
68	MLC Cars Holdings Overseas Corp.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
69	MLC Commercial Corporation	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
70	MLC DriverSite Incorporated	Other	100.0%	Inactive entity created under pilot program in Texas to purchase and sell used cars. Pilot program was closed.	-	[3]
71	MLC Export Corporation	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
72	MLC Indonesia, Inc.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
73	MLC International Operations, Inc.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
74	MLC National Car International, Ltd.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]

4

	Company Name	Category	Owner %	Description	Pg #
75	MLC of Chicopee, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
76	MLC Receivables Corporation	Historical Operating Entity	100.0%	Inactive operating entity established to purchase accounts receivable.	-	[3]
77	MLCETR Finance Company Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[3]
78	MLCETR Service Parts Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[3]
79	MLCLG Ltd.	Historical Operating Entity	100.0%	Inactive operating entity relating to Lotus Cars.	-	[3]
80	MLCRH Kansas City, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
81	MLCRH Philadelphia, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
82	MLCRH Pittsburgh, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
83	MLCRH Seattle, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
84	MLCRH St. Louis, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
85	MLCRHLA, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
86	MLCT of Clarks Summit, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
87	MLS USA, Inc.	Historical Operating Entity	100.0%	Inactive operating entity relating to Lotus Cars.	-	[3]
88	Motor Enterprises, Inc.	Historical Operating Entity	100.0%	Inactive operating entity relating to small business development.	6
89	Motors Trading Corporation	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
90	Multiple Dealerships Holdings of Albany, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
91	New Castle Automotive, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
92	New Rochelle MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
93	New United Motor Manufacturing, Inc.	Historical Investment Entity	50.0%	Joint venture with Toyota. MLC does not have control over operations.	-	[6]
94	New-Cen Commercial Corporation	Historical Operating Entity	100.0%	Inactive operating entity relating to land development in the City of Detroit.	-	[3]
95	North Bay Auto Group, LLC	Dealership	100.0%	Liquidated dealership	-	[1]
96	North Bay Multi-Site, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
97	North Orange County MLST, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
98	Northpoint MLC Truck, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
99	Oakland Automotive Center, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]

5

	Company Name	Category	Owner %	Description	Pg #
100	Pacific Dealership Group, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
101	Park Plaines MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
102	Peninsula MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
103	Pontiac Buick GMC Of Abilene, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
104	Pontiac GMC of Latham, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
105	Port Arthur Chevrolet, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
106	Premier Investment Group, Inc.	Dealership	100.0%	Inactive entity created to hold dealership real estate.	-	[3]
107	Puente Hills Pontiac GMC Buick, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
108	Rancho Mirada MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
109	San Francisco Multiple Dealer Holdings, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
110	Saturn of New York City, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
111	Saturn of Ontario, Inc.	Dealership	57.8%	Liquidated dealership	-	[1]
112	Saturn Retail of South Carolina, LLC	Dealership	100.0%	Liquidated dealership	-	[1]
113	Sherwood Pontiac Buick GMC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
114	Simpsonville MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
115	South Bay Multi-Site, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
116	Sw Houston Motors, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
117	Tampa Bay MLB, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
118	Torrance Buick GMC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
119	Tracy MLP MLCC, Inc.	Dealership	42.0%	Liquidated dealership	-	[1]
120	Trenton MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
121	Valley Stream Automotive, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
122	Valley Stream Motors, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
123	Vector SCM, LLC	Historical Operating Entity	100.0%	Inactive operating entity relating to outsourced logistical management operations.	9
124	W. Babylon MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]

6

	Company Name	Category	Owner %	Description	Pg #
125	Walsh MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
126	Washington MLCT, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]
127	Westminster MLC, Inc.	Dealership	100.0%	Liquidated dealership	-	[1]

Footnotes:

[1]
Certificates of dissolution have been filed for all liquidated dealerships.  Financial statements are not available for these liquidated dealerships.  The liquidated dealerships had no assets as of September 30, 2010.

[2]	Dealerships in the final stages of liquidation. MLC is preferred shareholder.

[3]	Certificates of dissolution have been filed for these inactive historical operating entities. These entities had no assets or liabilities as of September 30, 2010.

[4]	Nova Scotia Supreme Court approved an insolvency order with respect to the entity on October 9, 2009. A trustee has been appointed.

[5]	Financial statements are not available for these inactive historical operating entities. These entities had no assets or liabilities as of September 30, 2010.

[6]	MLC owns 50% of the entity but does not maintain control of its operations. Historically, General Motors Company accounted for the joint venture as an equity investment.

7

Exhibit B

Exhibit B
Financial Statements for El-Mo Leasing III Corporation

Exibit B-1                      Balance Sheet as of September 30, 2010
Exibit B-2                      Income Statement for the nine months ended September 30, 2010

EL-MO Leasing III Corp. Balance Sheet As of September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing III Corp.

Cash and Cash Equivalents	$-

Accounts Receivable and Receivables from Affiliates	173
Total current assets	173

Non-current assets	-
Total Assets	$173

Other current liabilities	$135
Total Liabilities	135
Equity	38
Total Liabilities and Equity	$173

EL-MO Leasing III Corp. Income Statement For the nine months ended September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing III Corp.

Net sales	$-

Cost of sales	520
Operating loss	(520)

Gain on cancellation of leases	(50,665)
Income before taxes	50,145

Income tax expense	-

Net income	$50,145

Exhibit B
Financial Statements for Motor Enterprises, Inc.

Exibit B-1                      Balance Sheet as of September 30, 2010
Exibit B-2                      Income Statement for the nine months ended September 30, 2010

Motor Enterprises Inc. Balance Sheet As of September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

Motor Enterprises Inc.

Cash and Cash Equivalents	$1,354

Total current assets	1,354

Other Non-current assets	-
Total Non-current assets	-
Total Assets	$1,354

Total Liabilities	$3
Equity	1,351
Total Liabilities and Equity	$1,354

Motor Enterprises Inc. Income Statement For the nine months ended September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

Motor Enterprises Inc.

Net sales	$-

Cost of sales	3
Operating loss	(3)

Other non-operating expense	(735)
Loss before taxes	(738)

Income tax expense	-

Net loss	$(738)

Exhibit B
Financial Statements for Vector SCM, LLC

Exibit B-1                      Balance Sheet as of September 30, 2010
Exibit B-2                      Income Statement for the nine months ended September 30, 2010

Vector SCM LLC Balance Sheet As of September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

Vector SCM LLC

Cash and Cash Equivalents	$1,510

Accounts Receivable and Receivables from Affiliates	1,152
Inventory	-
Other current assets	-
Total current assets	2,662

Total non-current assets	-
Total Assets	$2,662

Accounts Payable	$49
Total Current liabilities	49
Other non-current liabilities	-
Total Liabilities	49
Equity	2,613
Total Liabilities and Equity	$2,662

Vector SCM LLC Income Statement For the nine months ended September 30, 2010 (Unaudited - amounts in thousands of U.S. dollars)

Vector SCM LLC

Net sales	$-

Cost of sales	8
Operating loss	(8)

Other non-operating expense	38
Loss before taxes	(46)

Income tax expense	-

Net loss	$(46)